UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)       January 12, 2008
Lexington Precision Corporation

(Exact name of registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

0-3252	22-1830121

(Commission File Number)	(IRS Employer Identification No.)

800 Third Avenue, 15th Floor, New York, New York	10022

(Address of principal executive offices)	(Zip Code)
(212) 319-4657

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 — Matters Related to Accountants and Financial Statements
Item 4.01. Changes in Registrant’s Certifying Accountant.
At a meeting held on October 9, 2007, the Board of Directors of the Registrant authorized Joseph A. Pardo, the Chairman of its Audit Committee and an independent Director of the Company, to engage Malin, Bergquist & Company, LLP as its independent registered public accounting firm for the year ended December 31, 2007, at such time and on such terms as may be determined appropriate by Mr. Pardo, in his capacity as Chairman of the Audit Committee. At the same meeting, the Board of Directors of the Registrant authorized and directed Mr. Pardo, in his capacity as Chairman of the Audit Committee, to accept the resignation of Ernst & Young LLP as the independent registered public accounting firm of the Registrant at such time as determined appropriate by Mr. Pardo, in his capacity as Chairman of the Audit Committee. The audit committee of the Board of Directors, through the action of Mr. Pardo in his capacity as Chairman of the Audit Committee, approved the change in independent registered public accounting firms on January 12, 2008. The Registrant did not consult with Malin, Bergquist & Company, LLP prior to this date regarding the application of accounting principles or type of audit that might be rendered on the Registrant’s financial statements or any matter that was either the subject of a disagreement or reportable event as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.
The reports of Ernst & Young LLP on the Registrant’s financial statements for the years ended December 31, 2006 and 2005 contained an uncertainty qualification for conditions that raised substantial doubt about the ability of the Registrant to continue as a going concern. Such financial statements did not contain an adverse opinion, a disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles.
In connection with the audits of the Registrant’s financial statements for the years ended December 31, 2006 and 2005, and for each of the quarterly periods in the nine months ended September 30, 2007, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report. The Registrant has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated January 16, 2008 is filed as Exhibit 16.1 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
1. Exhibit 16.1 — Letter from Ernst & Young LLP to the Securities and Exchange Commission dated January 16, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXINGTON PRECISION CORPORATION (Registrant)
Date: January 16, 2008	By:	/s/ Dennis J. Welhouse
		Name:	Dennis J. Welhouse
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

Exhibit 16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated January 16, 2008.